June 30, 1998




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549-1004

Gentlemen:

Filed herewith is a copy of the report of Niagara Mohawk Power Corporation on Form 8-K dated June 30, 1998.

We will also file this report with the New York Stock Exchange.



                                       Very truly yours,

                                       /s/ Steven W. Tasker

                                       Steven W. Tasker
                                       Vice President-Controller

As filed with the Securities and Exchange Commission on June 30, 1998


SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549


FORM 8 - K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report - June 30, 1998



NIAGARA MOHAWK POWER CORPORATION
(Exact name of registrant as specified in its charter)




    State of New York             1-2987           15-0265555
 (State or other jurisdiction   (Commission     (I.R.S. Employer
   of incorporation)             File Number)   Identification No.)



300 Erie Boulevard West, Syracuse, N.Y.              13202
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (315) 474-1511

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

(c) Exhibits Required by Item 601 of Regulation S-K.


Exhibit Number                     Description
--------------                            -----------

  10.1                Amendment to the Master Restructuring Agreement

  99.1                Press Release, dated June 30, 1998

  99.2                Press Release, dated June 30, 1998


NIAGARA MOHAWK POWER CORPORATION AND SUBSIDIARY COMPANIES


SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                NIAGARA MOHAWK POWER CORPORATION
                                        (Registrant)





Date: June 30, 1998             By /s/ Steven W. Tasker
                                -----------------------
                                   Steven W. Tasker
                                   Vice President-Controller and
                                   Principal Accounting Officer,
                                   in his respective capacities
                                   as such

                              EXHIBIT INDEX
                              -------------


Exhibit Number                            Description
--------------                            -----------

   10.1                 Amendment to the Master Restructuring Agreement

   99.1                 Press Release, dated June 30, 1998

   99.2                 Press Release, dated June 30, 1998

                                                          EXHIBIT 10.1


                            FIFTH AMENDMENT
                                  OF
                     MASTER RESTRUCTURING AGREEMENT

AMENDMENT entered into on June 2, 1998 (the "Amendment") by and between NIAGARA MOHAWK POWER CORPORATION, a New York corporation ("NMPC" or the "Company") and the several independent power producers identified as such on the signature pages hereto (each, an "IPP" and collectively, the "IPPs").

                                 RECITALS

(A) The Company and the IPPs are parties to that certain Master Restructuring Agreement entered into on July 9, 1997, as previously amended by Amendments entered into on March 31, 1998, April 21, 1998, April 30, 1998 and May 7, 1998 (as so amended, the "MRA").

(B) The MRA has been terminated with respect to NorCon Power Partners, L.P. as of the Conditions Determination Date pursuant to Section 12.2(c) of the MRA.

(C) The Company has determined that it will not enter into a CPS Purchase Agreement with CPS and, accordingly, the Company will make an additional cash payment pursuant to Section 8.14 of the MRA.

(D) Pursuant to the MRA, each IPP, other than Encogen and Selkirk (the "Non-Acquiring IPPs"), that is a party to the MRA on the Consummation Date is to receive the number of Company Shares allocated to such IPP in the Allocation.

(E) Subject to the terms and conditions hereinafter set forth, the Company and the IPPs have agreed that IPPs may elect to receive, on the Consummation Date, cash in lieu of all or a portion of the Company Shares allocated to such IPPs in the Allocation.

(F) The Parties desire to amend the MRA to reflect certain modifications to the terms and conditions of the MRA as hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.     Defined Terms.  All capitalized terms used but not otherwise defined
       --------------
herein shall have the meanings ascribed to them in the MRA.

2.     Amendments.
       -----------

(A) The Company hereby confirms that (i) it will not enter into a CPS Purchase Agreement with CPS as contemplated by Section 8.14(a)(i) of the MRA;
(ii) in lieu thereof it will make the additional cash payment in accordance with Section 8.14(a)(ii); (iii) WP&Co. has certified to the Company that the net amount of the value of the Fixed Price Swap Contracts deemed allocated to NorCon was $33,117,755; and (iv) the additional cash payment to be made by the Company in accordance with Section 8.14(a)(ii) shall be $296,882,245 (subject to further reduction in the event the MRA is terminated with respect to any IPP in accordance with Section 12.2 of the MRA after the date hereof). The amount of the increase in the Cash Payment to be made pursuant to Section 8.14(a)(ii) shall be referred to in the MRA as the "Section 8.14 Payment".
The Company shall, not later than 10:00 a.m. on the Consummation Date, pay to the Depositary for the benefit and at the direction of all of the IPPs, the
Section 8.14 Payment. The Section 8.14 Payment shall be paid in the same manner as the Additional Cash Payment as set forth in Section 3.3(a). No Fixed Price Swap Contracts shall be delivered by the Company to the Escrow Agent and all references to the Fixed Price Swap Contracts in the MRA and in Exhibit A thereto shall be deleted and the section entitled "Fixed Price Swap Contracts" on page 6 of Exhibit A and Attachments A-10 and A-11 to Exhibit A shall be deleted in their entirety.

(B) In order to reflect the adjustments to the amount of the Cash Payment and the number of Company Shares resulting from the termination of the MRA with respect to NorCon and the provisions of Section 3.10 (but not to reflect any reduction of the Cash Payment pursuant to Section 2.10, the Additional Cash Payment payable pursuant to Section 3.2 or the Section 8.14 Payment),
Section 3.1 of the MRA is hereby amended by deleting same in its entirety and substituting the following therefor:

3.1    Allocable Consideration.  The Company shall, not later than 10:00 a.m.
       ------------------------
on the Consummation Date, pay and/or deliver to the Depositary on behalf of the IPPs or their respective designees, the following (referred to herein as the "Allocable Consideration"):

(a) Three billion four hundred twenty-seven million eight hundred four thousand dollars ($3,427,804,000) (the "Cash Payment"), subject to adjustment in accordance with the terms of this Agreement;

(b) Forty-two million nine hundred forty-five thousand five hundred twelve (42,945,512) newly-issued, fully-paid and nonassessable shares ("Company Shares") of Common Stock of the Company, which number of Company Shares shall be subject to adjustment in accordance with Section 3.5 hereof, and which number of Company Shares shall be subject to reduction in accordance with
Section 3.10(d) hereof;

(c) The cash amount to be paid by the Company to Encogen pursuant to the Encogen Amendment in lieu of Company Shares allocated to Encogen in the original Allocation; and

(d) The cash amount to be paid by the Company to each Electing IPP pursuant to Section 3.10(d) hereof in lieu of all or a portion of the Company Shares allocated to such Electing IPP in the original Allocation.

(C) The following new Sections 3.9 and 3.10 are hereby added to the MRA, which read in their entirety as follows:

3.9     Equity Offering.
        ----------------

(a) The Company agrees to issue and sell shares of Common Stock ("Shares") in an underwritten public offering registered with the SEC to be consummated on or prior to the Consummation Date (the "Equity Offering"). The Equity Offering shall be underwritten by (i) DLJ, acting as lead manager, (ii) WP&Co., acting as co-manager and (iii) Merrill Lynch & Co., Salomon Smith Barney, CIBC Oppenheimer and such other investment banking firms as may be selected by the Company, acting as co-managers (collectively, the "Equity Underwriters"). All fees and expenses of the Equity Offering, including underwriting discounts and commissions, shall be borne solely by the Company.

(b) The number of Shares to be included in the Equity Offering shall be the number of Elected Shares (as hereinafter defined in Section 3.10).

(c) The Company covenants and agrees that, as of its effective date and as of the Consummation Date, the prospectus supplement prepared by the Company in connection with the Equity Offering (the "Equity Prospectus"), shall not and, as of the time of its filing with the SEC, any document incorporated by reference therein (as amended to date), or any amendment thereof or supplement thereto, did not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall provide the IPPs' Special Counsel with the final draft of the Equity Prospectus and with drafts of any amendment or supplement thereto, as the case may be, which are provided to the Equity Underwriters within a reasonable period of time prior to the filing of same with the SEC, and shall provide the IPPs' Special Counsel with copies of all correspondence from or with the SEC incidental to the Equity Prospectus or any such amendment or supplement.

(d) On or before 9:00 a.m. on the Consummation Date, each IPP (other than the Non-Acquiring IPPs), and each IPP designee receiving Company Shares pursuant to Section 3.3(a) or 3.3(b), shall execute and deliver to DLJ, as representative of the Equity Underwriters, a "lock-up" agreement in the form annexed as Exhibit 3.9(d) hereto (the "Lock-Up Agreement").

(e) On the Consummation Date, the Company shall execute and deliver to each Electing IPP an indemnification agreement in the form annexed as Exhibit 3.9(e) hereto (the "Indemnification Agreement").

3.10     Election to Receive Cash in lieu of Company Shares.
         ---------------------------------------------------

(a)     As used in this Section 3.10:

(i) "Pricing Date" shall mean the date on which the Equity Underwriters determine the price at which Shares will be sold in the Equity Offering (which date is expected to be on or after June 25, 1998, based on a Scheduled Consummation Date of June 30, 1998).

(ii) "Pricing Time" shall mean 4:00 p.m. or such other time that the New York Stock Exchange closes on the Pricing Date.

(iii) "Closing Price per Share" shall mean the price per share of NMPC's Common Stock at which the Elected Shares are sold pursuant to the Equity Offering on the Pricing Date.

(iv) "Net Price per Share" shall mean the Closing Price per Share minus the Gross Spread.

(v) "Gross Spread" shall mean the product of the Closing Price per Share and the applicable percentage, which includes all underwriting discounts and commissions, set forth in the separate letter executed simultaneously herewith by DLJ, as representative of the Equity Underwriters, to the Company and to WP&Co. on behalf of the IPPs.

(vi) "Minimum Closing Price per Share" shall mean the minimum Closing Price per Share that an IPP is willing to accept as the basis for determining the Net Price per Share with respect to any number of Company Shares elected by such IPP to be exchanged for cash, as such IPP may advise WP&Co. from time to time up to one hour prior to the Pricing Time.


(b) Subject to the provisions of this Section 3.10, each IPP shall have the right to elect to receive on the Consummation Date, in lieu of all or any portion of the Company Shares allocated to such IPP in the Allocation, cash equal to the Net Price per Share multiplied by the number of such IPP's Elected Shares. Such election shall be made by notice to WP&Co. given not later than one hour prior to the Pricing Time. Each IPP has authorized WP&Co. to notify the Company and DLJ, as representative of the Equity Underwriters, of the aggregate number of Company Shares that IPPs desire to exchange for cash at each Minimum Closing Price per Share that such IPPs are willing to accept in lieu of such number of Company Shares. Any IPP that so elects to receive cash in lieu of Company Shares is referred to herein as an "Electing IPP".

(c) The aggregate number of Company Shares that Electing IPPs elect to exchange for cash in accordance with Section 3.10(b) are referred to herein as "Elected Shares". However, if the number of Elected Shares is in excess of the Minimum Offering Size (as hereinafter defined) and DLJ, as representative of the Equity Underwriters, advises WP&Co. on behalf of the Electing IPPs that marketing factors require a limitation on the number of Shares to be underwritten in the Equity Offering, then the number of Elected Shares shall be reduced to the amount acceptable to DLJ, as representative of the Equity Underwriters, provided that the number of Elected Shares shall not be reduced as a result of marketing factors to less than 15,674,149 Company Shares. Such number of Company Shares is referred to herein as the "Minimum Offering Size." The Company understands, however, that the number of Elected Shares and the Minimum Offering Size may be reduced by an Electing IPP, if the Closing Price per Share is less than such IPP's Minimum Closing Price per Share.

(d) The Company shall, not later then 10:00 a.m. on the Consummation Date, pay to the Depositary on behalf of the IPPs or their respective designees, the Net Price per Share multiplied by the number of Elected Shares. Such amount shall be paid in the same manner as the Cash Payment as set forth in Section 3.3(a). The number of Company Shares to be delivered by the Company pursuant to Section 3.1(b) shall be reduced by the number of Elected Shares.

(e) No IPP (or corresponding entity or entities of such IPP listed on Schedule 3.7) that is required to enter into a Shareholders' Agreement pursuant to Section 3.7 shall be required to do so if, as a result of an election by such IPP to exchange any Company Shares allocated to it for cash pursuant to this Section 3.10 (and/or as a result of any reallocation or redesignation referred to in the first parenthetical clause of Section 3.7), such IPP, together with its Affiliate IPPs, members of its Sponsor Group and its Excluded Affiliates (as said latter two terms are defined in the Shareholders' Agreement), shall acquire on the Consummation Date Company Shares representing less than two percent (2%) of the outstanding Common Stock of the Company. The IPPs shall cause WP&Co. to certify in writing to the Company on the day following the Pricing Date the name of each IPP that is not required to enter into a Shareholders' Agreement as a result of this Section 3.10(e).

(f) The IPPs hereby authorize and instruct WP&Co. (i) to report to the Company and DLJ, as representative of the Equity Underwriters, the aggregate number of Elected Shares at each Minimum Closing Price per Share, and (ii) to notify the Depositary, (x) in conjunction with the Company, of the aggregate number of Elected Shares and of the amount of the aggregate additional cash payment to be made by the Company in lieu of such number of Elected Shares pursuant to this Section 3.10 and (y) in conjunction with each Electing IPP, of the number of Elected Shares by such IPP and the additional cash payment to be received by such IPP in lieu of such number of Elected Shares. The Company agrees to accept WP&Co.'s directions and instructions given pursuant to this
Section 3.10 on behalf of the IPPs.

(D) The term "Specified Restructuring Documents", as used in Exhibits 8.3C and 9.3C of the MRA, shall be amended to include, as applicable (i.e., if the Company or an IPP is a party to such document), the Termination Agreements, the Lock-Up Agreement, and the Indemnification Agreement.

(E)     (1)     The provisions of Section 3.6 of the MRA are modified to the extent set forth in this paragraph (E). The Company agrees to file with the SEC the Shelf Registration Statement not later than June 3, 1998 and to use its Reasonable Best Efforts, promptly and diligently, to cause the Shelf Registration Statement to be declared effective by the SEC on or prior to the Consummation Date or, if not feasible, as promptly after the Consummation Date as is feasible. The Company shall permit the IPPs' Special Counsel to review and comment on the final draft of the Shelf Registration Statement at least three (3) business hours prior to the filing of same with the SEC, and shall not file same in a form to which such counsel reasonably objects within said three business hour period.

(2) The conditions set forth in Section 8.12(a) and (b) of the MRA shall be modified to provide that if such conditions have not been satisfied on or before the Consummation Date, then such conditions shall be waived so long as, with respect to any IPP that is acquiring Company Shares as of the Consummation Date, (i) the Shelf Registration Statement shall have been filed with the SEC and shall have been amended or supplemented as necessary to reflect any comments of the SEC incidental to the Shelf Registration Statement received more than two (2) business days prior to the Consummation Date or as may be required for the Shelf Registration Statement not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(ii) the IPP, after consultation with WP&Co. and the IPPs' Special Counsel, has no reason to believe that it is likely that the conditions set forth in
Section 8.12(a) and (b) will not be satisfied within fifteen (15) days after the Consummation Date. If the conditions set forth in Section 8.12(a) and (b) have not been satisfied on or before the Consummation Date, the Parties will execute the Registration Rights Agreement in accordance with Section 3.6 of the MRA on the Consummation Date, but will deposit each counterpart of the Registration Rights Agreement with the Escrow Agent, to be held in escrow pursuant to the Escrow Agreement until the conditions set forth in Section 8.12(a) and (b) have been satisfied.

(3) If, following fifteen (15) days after the Consummation Date, the conditions set forth in Section 8.12(a) and (b) have not been satisfied, and the IPP has the right to sell or transfer Company Shares under the provisions of the Lock-Up Agreement, or following the expiration of the Lock-Up Agreement, then the IPP may elect to give a notice to the Company stating that such IPP desires to sell all or any portion of such IPP's Company Shares, which notice shall specify the number of such Company Shares desired to be sold (a "Sale Notice"). If an IPP shall give a Sale Notice, then the Company shall, at the IPP's option, (x) pay to such IPP, following the sale of such Company Shares pursuant to the Shelf Registration Statement (which may occur only after the Shelf Registration Statement has been declared effective) the excess, if any, of the Sale Notice Market Price (as defined below) over the Effective Date Market Price (as defined below), multiplied by the number of Company Shares sold, together with interest thereon at the rate of eight percent (8%) per annum from the date the Sale Notice is given to the date of payment, or (y) pay to such IPP, following the sale of such Company Shares to an unaffiliated third party (which shall not be another IPP, unless such sale is on an arms' length basis) other than pursuant to the Shelf Registration Statement, the excess, if any, of the Sale Notice Market Price over the gross price per share paid, for such Company Shares, multiplied by the number of Company Shares sold; provided that with respect to this clause (y) the amount of such excess shall not be greater than the amount that such IPP's investment banker certifies to the Company as an appropriate discount applicable to a sale of the number of Company Shares sold as a result of such Company Shares being unregistered. If any IPP shall sell Company Shares prior to the date the Shelf Registration Statement is declared effective and notifies the Company of the identity of the buyer in writing, the Company shall amend the Shelf Registration Statement to include the buyer as a selling shareholder thereunder. As used herein, the "Sale Notice Market Price" shall mean the closing price per share of the Company's Common Stock as published in the New York Stock Exchange Composite Transactions Section of The Wall Street Journal for the last trading day preceding the date the Sale Notice is given; and the "Effective Date Market Price" shall mean the closing price per share of the Company's Common Stock as published in the New York Stock Exchange Composite Transactions Section of The Wall Street Journal for the first trading day after the Shelf Registration Statement is declared effective.

(F) Section 6.1 of the MRA is amended by deleting the last sentence thereof in its entirety and substituting the following new sentence therefor:
The Company agrees that (x) the aggregate principal amount of the Debt Securities issued in connection with the Public Offering shall not exceed three billion four hundred fifty million ($3,450,000,000) dollars and (y) the Debt Securities shall be general unsecured obligations of the Company.

(G) The fourth sentence of Section 3.3(a) of the MRA is amended by deleting the words "not less than eight (8) Business Days prior to the Consummation Date" and substituting therefor the words "not later than the next Business Day after the Pricing Date".

3.     No Other Amendment. Except as expressly set forth in this Amendment,
       -------------------
none of the rights or obligations of the parties hereto pursuant to the MRA shall be amended, modified, waived, terminated or otherwise affected by this Amendment in any manner whatsoever. Without limiting the generality of the foregoing, the parties hereto agree that except as expressly set forth in the Encogen Amendment (with respect to Encogen only), any prior amendment of the MRA, or herein, the Allocation with respect to each IPP shall remain unchanged, and nothing contained herein shall increase or reduce the Allocable Consideration payable to any IPP, nor in any way affect the Additional Cash Payment or the terms of any Termination Agreements, Amended PPAs or Restated Contracts (including any amendments thereto or agreements to amend such Restated Contracts executed prior to the date hereof).

4.     Ratification.  Each party hereto agrees that (i) the MRA is in full
       -------------
force and effect and (ii) to the best knowledge of such party, there is no current breach or default on the part of any other party or any other event or condition which, upon notice, the passage of time, or both, would constitute such a breach or default.

5.     Counterparts; Facsimile.  This Amendment may be executed in two or more
       ------------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be delivered with only a facsimile signature, with the same force and effect as if an original signature had been delivered.

6.     Entire Agreement.  This Amendment constitutes the entire agreement
       -----------------
between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, written or oral, between the parties hereto with respect thereto.

IN WITNESS WHEREOF, the parties have duly executed this Fifth Amendment of Master Restructuring Agreement, effective as of the day and year first above written.
                                    Niagara Mohawk Power Corporation

                                              /s/ William F. Edwards
                                    By: _____________________________
                                        Name: William F. Edwards
                                        Title: Senior Vice President


American Ref-Fuel Company of Niagara, L.P.

       /s/ Richard Oliver
By:________________________________
Name:  Richard Oliver
Title: Vice President - Development


Onondaga Cogeneration Limited Partnership

By:   Geddes Cogeneration Corporation,
      Its General Partner

              /s/ Luis Tellez
      By:________________________________
      Name:   Luis Tellez
      Title:  Vice President

Project Orange Associates, L.P.

By:   NCP Syracuse, Inc.,
      Its General Partner

      By:   NCP Energy, Inc.,
      Its Attorney-in-Fact

            /s/ Luis Tellez
      By:________________________________
      Name: Luis Tellez
      Title: Vice President



Fulton Cogeneration Associates, a
  New York limited partnership

By:   ANR Venture Fulton Company,
      Its Managing General Partner

            /s/ Robert C. Hart
      By:________________________________
      Name: Robert C. Hart
      Title: President



Cogen Energy Technology L.P.

By:   Cogen Energy Technology, Inc.,
      Its General Partner

             /s/ John E. Guinness
      By:________________________________
      Name:  John E. Guinness
      Title: President



Lyonsdale Energy Limited Partnership, a
  Delaware Limited Partnership

By:   Harbinger Lyonsdale L.L.C.
      Its Managing General Partner

            /s/ Patrick E. Molony
      By:________________________________
      Name: Patrick E. Molony
      Title:  Vice President



Encogen Four Partners, L.P.

By:   EDC Four Inc.,
      Its General Partner

            /s/ Melvin E. Wentz
      By:________________________________
      Name: Melvin E. Wentz
      Title: President



Indeck-Ilion Limited Partnership

By:   Indeck Energy Services of Ilion, Inc.,
      Its General Partner

             /s/ Thomas M. Campone
      By:________________________________
      Name:  Thomas M. Campone
      Title: President



Indeck-Yerkes Limited Partnership

By:   Indeck-Yerkes Energy Services, Inc.,
      Its General Partner

            /s/ Thomas M. Campone
      By:________________________________
      Name: Thomas M. Campone
      Title: President



Indeck-Olean Limited Partnership

By:   Indeck Energy Services of Olean, Inc.,
      Its General Partner

            /s/ Thomas M. Campone
      By:________________________________
      Name: Thomas M. Campone
      Title: President



Indeck-Oswego Limited Partnership

By:   Indeck Energy Services of Oswego, Inc.,
      Its General Partner

            /s/ Thomas M. Campone
      By:________________________________
      Name: Thomas M. Campone
      Title: President

Black River Limited Partnership

By:   Jones Black River Services, Inc.,
      Its Managing General Partner

            /s/ William A. Garnett
      By:________________________________
      Name: William A. Garnett
      Title: President



LG&E Westmoreland Rensselaer, a
  California general partnership

By:   LG&E Power 15 Incorporated,
      A General Partner

            /s/ Bruce Hamilton
      By:________________________________
      Name: Bruce Hamilton
      Title: Vice President


By:   Westmoreland-Rensselaer, L.P.,
      A General Partner

      By:  WEI-Rensselaer, Inc.
           A General Partner

                 /s/ W. Michael Lepchitz
           By:__________________________
           Name: W. Michael Lepchitz
           Title: President



Salt City Energy Venture, L.P.

By:   Salt City Energy, LLC,
      Its General Partner

            /s/ Edward J. Barno
      By:________________________________
      Name: Edward J. Barno
      Title: Member
AG-Energy, L.P.

By:   AG-Energy, Inc.,
      Its General Partner

            /s/ Steven D. Burton
      By:________________________________
      Name: Steven D. Burton
      Title: Secretary



Seneca Power Partners, L.P.

By:   Seneca Power Corporation,
      Its General Partner

            /s/ Steven D. Burton
      By:________________________________
      Name: Steven D. Burton
      Title: Secretary



Sterling Power Partners, L.P.

By:   Sterling Power, Ltd.,
      Its General Partner

             /s/ Steven D. Burton
      By:________________________________
      Name: Steven D. Burton
      Title: Secretary


Power City Partners, L.P.

By:   Power City Generating, Inc.,
      Its General Partner

             /s/ Steven D. Burton
      By:________________________________
      Name: Steven D. Burton
      Title: Secretary

P&N Partners, L.P.

By:   P&N Energy Systems, Inc.,
      Its General Partner

            /s/ Steven D. Burton
      By:________________________________
      Name: Steven D. Burton
      Title: Secretary



Selkirk Cogen Partners, L.P.

By:   JMC Selkirk, Inc.,
      Managing General Partner

            /s/ George J. Grunbeck
      By:________________________________
      Name: George J. Grunbeck
      Title:  Vice President


East Syracuse Generating Company, L.P.

      /s/ George J. Grunbeck
By:________________________________
Name: George J. Grunbeck
Title:  Vice President



Kamine/Besicorp Carthage L.P.

By:   Kamine Carthage Cogen Co., Inc.,
      Its General Partner

            /s/ Harold N. Kamine
      By:________________________________
      Name: Harold N. Kamine
      Title: President

By:   Beta Carthage, Inc.,
      Its General Partner

            /s/ Michael J. Daley, E.V.P.
      By:________________________________
      Name: Michael J. Daley
      Title: Executive Vice President



Kamine/Besicorp South Glens Falls L.P.

By:   Kamine South Glens Falls Cogen Co., Inc.,
      Its General Partner

            /s/ Harold N. Kamine
      By:________________________________
      Name: Harold N. Kamine
      Title: President


By:   Beta South Glens Falls, Inc.,
      Its General Partner

            /s/ Michael J. Daley, E.V.P.
      By:________________________________
      Name: Michael J. Daley
      Title: Executive Vice President



Kamine/Besicorp Natural Dam L.P.

By:   Kamine Natural Dam Cogen Co., Inc.,
      Its General Partner

            /s/ Harold N. Kamine
      By:________________________________
      Name: Harold N. Kamine
      Title: President


By:   Beta Natural Dam, Inc.,
      Its General Partner

            /s/ Michael J. Daley, E.V.P.
      By:________________________________
      Name: Michael J. Daley
      Title: Executive Vice President



Kamine/Besicorp Syracuse, L.P.

By:   Kamine Syracuse Cogen Co., Inc.,
      Its General Partner

            /s/ Harold N. Kamine
      By:________________________________
      Name: Harold N. Kamine
      Title: President


By:   Beta Syracuse, Inc.,
      Its General Partner

            /s/ Michael J. Daley, E.V.P.
      By:________________________________
      Name: Michael J. Daley
      Title: Executive Vice President



Kamine/Besicorp Beaver Falls, L.P.

By:   Kamine Beaver Falls Cogen Co., Inc.,
      Its General Partner

            /s/ Harold N. Kamine
      By:________________________________
      Name: Harold N. Kamine
      Title: President

By:   Beta Beaver Falls, Inc.,
      Its General Partner

            /s/ Michael J. Daley, E.V.P.
      By:________________________________
      Name: Michael J. Daley
      Title: Executive Vice President



United Development Group - Niagara, L.P.

By:   United Development Group - Niagara, Inc.,
      Its General Partner

            /s/ W. John Fair
      By:________________________________
      Name: W. John Fair
      Title: President
                                       EXHIBIT 99.1


                NIAGARA MOHAWK MARKS NEW ERA AS SHAREHOLDERS APPROVE
                 STOCK ISSUANCE FOR MASTER RESTRUCTURING AGREEMENT
        Vote Clears Way For Closing Of IPP Deal, Lower Electricity Prices

     BUFFALO, June 30   Capping a turnaround effort that began nearly three
years ago, shareholders of Niagara Mohawk Power Corp. (NYSE: NMK) yesterday approved issuance of up to 43 million shares of common stock in connection with the company's Master Restructuring Agreement (MRA). The vote came at the company's 49th annual shareholders' meeting in Buffalo.

     The approval marks the final step necessary to consummate the landmark agreement that calls for Niagara Mohawk to terminate, restate or amend 27 government-mandated Independent Power Producer (IPP) contracts that represent approximately 75 percent of the company's above-market prices. In exchange, the IPPs will receive approximately $3.6 billion in cash, approximately 20.5 million shares of Niagara Mohawk common stock and proceeds from the sale of
22.4 million shares of Niagara Mohawk common stock. Shareholder approval of the stock portion of the transaction will allow the parties to consummate the MRA by today's closing date.

     "This shareholder action marks the beginning of a new era for Niagara Mohawk," said William E. Davis, company chairman and chief executive officer. "We now can resolve our IPP problem, the most burdensome and intractable problem this company has ever faced."

     The MRA will reduce Niagara Mohawk's annual IPP payments by more than $500 million. The improved cash flow will allow the company to reduce electricity prices for all customers and pay off the debt required to finance the MRA over a six-to-seven-year period, thus putting an end to the bulk of its IPP cost burden.

     "The next 18 months will be another critically important time for Niagara Mohawk," Davis said. "After consummating the MRA, we will implement the PowerChoice price reductions, complete the auction of our fossil and hydro generation assets, restructure the company and provide retail choice to all customers by the end of 1999," he said.

     "You can truly feel the momentum building. We have received bond-rating upgrades from Standard & Poor's and Moody's in the past four months. Our common stock is now trading in the $14 range, compared with $8 or so a year ago. Next, we will close on one of the largest utility financings ever and put behind us a problem some thought could not be solved short of bankruptcy."

                         Additional Shareholder Action

     Also at the meeting, shareholders voted to amend the company's Certificate of Incorporation to increase to 250 million shares the amount of common stock Niagara Mohawk is authorized to issue. In addition, shareholders approved the formation of a holding company structure. Under the PowerChoice agreement, the company has approximately one year within which it may adopt such a structure. The implementation of a holding company will not occur until the company receives all necessary regulatory approvals.


     In other shareholder action, five directors were elected to three-year terms. They are Salvatore H. Alfiero, chairman and chief executive officer of Mark IV Industries; Albert J. Budney Jr., president and chief operating officer of Niagara Mohawk; Dr. Bonnie Guiton Hill, president and chief executive officer of The Times Mirror Foundation and vice president of The Times Mirror Co.; Clark A. Johnson, chairman and chief executive officer of Pier 1 Imports; and Henry A. Panasci Jr., chairman of Cygnus Management Group. Alfiero and Johnson are new to the Niagara Mohawk board. Yesterday also marked the last annual meeting for Edmund M. Davis, who is retiring from Niagara Mohawk's Board of Directors after 28 years of service. As a result of these activities, Niagara Mohawk will have 14 board members.

     In addition, a shareholder proposal seeking the company's endorsement of the CERES Principles was voted down. A second proposal relating to executive compensation was not presented at the meeting.

     Niagara Mohawk is an investor-owned energy services company that provides electricity to more than 1.5 million customers across 24,000 squares miles of Upstate New York. The company also delivers natural gas to more than 500,000 customers over 4,500 square miles of eastern, central and northern New York.

                                                               EXHIBIT 99.2


            NIAGARA MOHAWK, INDEPENDENT POWER PRODUCERS CONSUMMATE MASTER
                          RESTRUCTURING AGREEMENT

                Company to Record Non-Cash Charge Associated with MRA; Will Move Ahead with PowerChoice Price Reductions, Retail Access


     SYRACUSE, June 30 -- Niagara Mohawk Power Corp. (NYSE:NMK) today consummated its landmark Master Restructuring Agreement with 14 Independent Power Producers (IPPs), paving the way for electricity price reductions for the company's 1.5 million customers and a brighter financial outlook for shareholders.

     The MRA allows Niagara Mohawk to terminate, restate or amend 27 government-mandated IPP contracts that represent approximately 75 percent of the company's above-market prices. In exchange, the IPPs received approximately $3.6 billion in cash, approximately 20.5 million shares of Niagara Mohawk common stock and proceeds from the sale of 22.4 million shares of Niagara Mohawk common stock.

     "This day marks a very important milestone in the financial turnaround of Niagara Mohawk," said William E. Davis, company chairman and chief executive officer. "We have successfully resolved the bulk of our IPP problem, the most burdensome and intractable problem this company has ever faced."

     The MRA will reduce Niagara Mohawk's IPP payments by more than $500 million annually. The improved cash flow will allow the company to reduce electricity prices for all customers and pay off the debt required to finance the MRA over a six-to-seven-year period. Without the MRA, Niagara Mohawk's IPP payments, which currently exceed $1 billion annually, were projected to grow 22 percent by 1999 and increase at a faster-than-inflation rate through 2020.

     Davis noted that the next 18 months will be another critically important time for Niagara Mohawk. During that period, the company will implement the PowerChoice price reductions, complete the auction of its fossil and hydro generation assets, form a holding company and provide retail choice to all customers by the end of 1999.

     With the closing of the MRA, the company will record a non-cash charge to earnings of $263.2 million in the second quarter. The charge was required because the Public Service Commission order approving PowerChoice limited the cost of the MRA that can be recovered from customers by valuing the common stock issued in the transaction at $8 per share.

     Niagara Mohawk is an investor-owned energy services company that provides electricity to more than 1.5 million customers across 24,000 squares miles of Upstate New York. The company also delivers natural gas to more than 500,000 customers over 4,500 square miles of eastern, central and northern New York.